                              DISCOVERY PREMIER(R)
                                ---------------
                            GROUP RETIREMENT ANNUITY

                         ANNUAL REPORT TO PARTICIPANTS
                               DECEMBER 31, 2000

                         Prospectus Supplement Included

                                    [PHOTO]


   PRUDENTIAL * AIM ADVISORS * ALLIANCE * AMERICAN CENTURY * DAVIS * DREYFUS FRANKLIN TEMPLETON * INVESCO * JANUS * JOHN HANCOCK * MFS * WARBURG PINCUS

DISCOVERY PREMIER GROUP Retirement Annuity is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ. DISCOVERY PREMIER is offered through Pruco Securities Corporation, Prudential Securities, Inc., and Prudential Investment Management Services LLC. All are subsidiaries of The Prudential Insurance Company of America.


                                                               [PRUDENTIAL LOGO]


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                        THE PRUDENTIAL SERIES FUND, INC.
                         Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                    Diversified Conservative Growth Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                          Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio
               Value Portfolio (formerly Equity Income Portfolio)
                              20/20 Focus Portfolio
                         Zero Coupon Bond Portfolio 2005

                       SUPPLEMENT, DATED FEBRUARY 1, 2001
                                       TO
                        PROSPECTUS, DATED APRIL 30, 2000

    On January 31, 2001, shareholders of the above-referenced Portfolios of The Prudential Series Fund, Inc. (the "Fund") held a special meeting at which they approved a number of changes to the Fund. The following information supplements information contained in the Fund's Prospectus dated April 30, 2000.

    Not all Portfolios are available under all variable life and annuity contracts. Please refer to your contract and the Prospectus for your contract to determine which Portfolios are available under your contract.


OBJECTIVE OF VALUE PORTFOLIO (FORMERLY EQUITY INCOME PORTFOLIO)

    Shareholders approved a new fundamental investment objective for this Portfolio. To reflect the changed objective, the name was changed to the Value Portfolio. The following information replaces the information about the Equity Income Portfolio in the sections titled "Investment Objectives and Principal Strategies" and "How the Portfolios Invest--Investment Objectives and Policies":

        The investment objective of the Value Portfolio is to seek capital appreciation. It will seek to achieve this objective by focusing on undervalued stocks--those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth.


INVESTMENT POLICIES

    The following information supplements the information in the section titled, "How the Portfolios Invest--Investment Objectives and Policies":

   Conservative Balanced Portfolio and Flexible Managed Portfolio

    The stock portions of these Portfolios generally are managed as index funds. The Conservative Balanced Portfolio's equity holdings are designed to mirror the holdings of the S&P 500 Composite Stock Price Index. The Flexible Managed Portfolio's equity holdings are chosen according to an "enhanced index style", under which the portfolio managers utilize a quantitative approach in seeking to outperform the benchmark index (i.e.,


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the S&P 500 Composite Stock Price Index) and to limit the possibility of significantly underperforming that benchmark.

    Each Portfolio may invest in exchange-traded funds.

   Diversified Bond Portfolio

    Usually, at least 65% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may invest up to 35% of total assets in debt securities rated below investment grade.

    The Portfolio may invest up to 20% of total assets in debt securities issued outside the United States by U.S. or foreign issuers, whether or not such securities are denominated in the U.S. dollar. The Portfolio may invest in forward foreign currency exchange contracts.

   Diversified Conservative Growth Portfolio

    The segment of the Portfolio focusing on value-oriented large-cap stocks is now managed by Jennison Associates LLC.

   Government Income Portfolio

    The Portfolio's former policies to (i) invest "at least 65% of the Portfolio's total assets in U.S. government securities . . ." and (ii) invest "up to 35% of its total assets in money market instruments, foreign government securities . . ." have been amended to refer instead to the Portfolio's "net assets."

    The Portfolio may invest up to 15% of its assets in zero coupon bonds.

   Small Capitalization Stock Portfolio and Stock Index Portfolio

    Each Portfolio may invest in exchange-traded funds.

    Each Portfolio may enter into short sales. No more than 5% of either Portfolios' total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

   20/20 Focus Portfolio

    The Portfolio's limit of 5% of assets held in cash is replaced with the following policy: "We intend to be fully invested under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate."


NEW INVESTMENT ADVISER

    Shareholders approved a new agreement under which Prudential Investments Fund Management LLC, a subsidiary of The Prudential Insurance Company of America, will serve as investment adviser to the Fund. Previously, The Prudential Insurance Company of America ("Prudential") served as investment adviser. Shareholders also approved a new "manager-of-managers" structure for the Fund. The following information replaces the information about Prudential in the section titled "How the Fund is Managed--Investment Adviser":

        Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Fund. PIFM is located at 100 Mulberry Street, Newark, N.J. 07102-4077. PIFM and its predecessors have served as manager and administrator to investment companies since 1987. As of October 31, 2000, PIFM served as the manager to 48 mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $74.7 billion.


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    The Fund uses a "manager-of-managers" structure. Under this structure, PIFM is authorized to select (with approval of the Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM monitors each sub-adviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each sub-adviser's agreement should be renewed, terminated or modified. PIFM also is responsible for allocating assets among the sub-advisers if a Portfolio has more than one sub-adviser. In those circumstances, the allocation for each sub-adviser can range from 0% to 100% of a Portfolio's assets, and PIFM can change the allocations without board or shareholder approval. The Fund will notify shareholders of any new sub-adviser or any material changes to any existing sub-advisory agreement.


NEW INVESTMENT SUB-ADVISERS

    As a result of a transition of most of Prudential's equity management activities from Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"), and the changes in the overall investment adviser from Prudential to PIFM noted above, shareholders approved new sub-advisory agreements with PIC and Jennison. In addition, shareholders have approved new sub-advisory agreements with sub-advisers not affiliated with Prudential for the Equity Portfolio and the Prudential Value Portfolio (formerly the Equity Income Portfolio). The following information replaces the information about PIC and Jennison in the section titled "How the Fund is Managed--Investment Sub-Advisers." The information in that section about the Diversified Conservative Growth Portfolio remains the same, except that Jennison now manages the equity portion of that Portfolio formerly managed by PIC.

    Each Portfolio has one or more sub-advisers providing the day-to-day investment management. PIFM pays each sub-adviser out of the fee that PIFM receives from the Fund.

    Jennison serves as the sole sub-adviser for the Global Portfolio, the Natural Resources Portfolio, the Prudential Jennison Portfolio and the 20/20 Focus Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio, the Equity Portfolio and the Value Portfolio. It is expected that under normal circumstances, Jennison will manage approximately 50% of each of the Equity and Prudential Value Portfolios. Jennison's address is 466 Lexington Avenue, New York, NY 10017. As of September 30, 2000, Jennison had over $86.2 billion in assets under management for institutional and mutual fund clients.

    Prudential Investment Corporation serves as the sole sub-adviser for the Conservative Balanced Portfolio, the Diversified Bond Portfolio, the Flexible Managed Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, the Money Market Portfolio, the Small Capitalization Stock Portfolio, the Stock Index Portfolio and the Zero Coupon Bond Portfolio 2005. PIC serves as a sub-adviser for a portion of the assets of the Diversified Conservative Growth Portfolio (under normal circumstances approximately 20% of assets). PIC's address is 751 Broad Street, Newark, NJ 07102.

    Salomon Brothers Asset Management Inc. ("Salomon") serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the SSB Citi Asset Management Group, the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, the investment advisers within SSB Citi Asset Management Group managed approximately $396 billion in total assets. Salomon's address is 7 World Trade Center, 38th Floor, New York, New York 10048.

    GE Asset Management Incorporated ("GEAM") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Corporation. As of September 30, 2000, GEAM's total assets under management exceeded $123 billion. GEAM's address is 777 Long Ridge Road, Building B, Stamford, Connecticut 06927.


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    Deutsche Asset Management Inc. ("Deutsche"), formerly known as Morgan
Grenfell, Inc., serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Deutsche will manage approximately 25% of the Portfolio. Deutsche is a wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 2000 Deutsche's total assets under management exceeded $17 billion. Deutsche's address is 280 Park Avenue, New York, New York 10017.

    Key Asset Management Inc. ("Key") serves as a subadviser for a portion of the assets of the Value Portfolio (formerly the Equity Income Portfolio). It is expected that under normal circumstances Key will manage approximately 25% of the Portfolio. Key is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Key's total assets under management exceeded $32 billion. Key's address is 127 Public Square, Cleveland, Ohio 44114.


NEW PORTFOLIO MANAGERS

    The following information replaces the information in the section titled "How the Fund is Managed--Portfolio Managers."

   An Introductory Note About Fixed Income Management

    Prudential Investments' Fixed Income Group, which provides portfolio management services to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income, High Yield Bond, Money Market and Zero Coupon Bond 2005 Portfolios, manages more than $127 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.

    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to his appointment in 1999, he was Senior Managing Director of the Capital Management Group where has was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.

    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

   Conservative Balanced Portfolio and Flexible Managed Portfolio

    These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

    The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolios. This team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the


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    Portfolios' investment restrictions and policies. In addition, the Credit
Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

    The equity portion of the Conservative Balanced Portfolio is managed by Mark Stumpp, John Moschberger, and Michael Lenarcic. Mr. Stumpp's background is discussed above. Mr. Lenarcic is a Managing Director within Prudential's Quantitative Management team. Prior to joining the Quantitative Management team in 1985, Mr. Lenarcic was a Vice President at Wilshire Associates, where he was head of the Asset Allocation Division. Mr. Lenarcic holds a B.A. degree from Kent State University and A.M. and Ph.D. degrees in Business Economics from Harvard University. John Moschberger, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

    The equity portion of the Flexible Managed Portfolio is managed by Mark Stumpp, John Moschberger, and James Scott. The backgrounds of Mr. Stumpp and Mr. Moschberger are discussed above. James Scott is a Senior Managing Director of Prudential Investments Quantitative Management. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. Mr. Scott received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

   Diversified Bond Portfolio

    The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Portfolio. The Corporate Team is described above in the description of the Conservative Balanced and Flexible Managed Portfolios.

   Diversified Conservative Growth Portfolio

    William Powers manages the portion of the Portfolio assigned to PIMCO. He is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He is also one of five generalists in PIMCO's portfolio management group, and co-heads the firm's mortgage team. Mr. Powers joined the firm 10 years ago, having been previously associated with Salomon Brothers, and with Bear Stearns as Senior Managing Director specializing in mortgage-backed securities. He has 17 years of investment experience, holds a bachelor's degree in Economics from Princeton University and an M.B.A. from Stanford Graduate School of Business.

    The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the fixed income portion of the Portfolio assigned to PIC. For further information about the High Yield Team, see "High Yield Bond Portfolio" below.

    The large-cap growth equity portion of the Portfolio advised by Jennison is managed by Spiros "Sig" Segalas, Michael A. Del Balso, and Kathleen A. McCarragher. Mr. Segalas is a founding member and President and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison last year after a 20 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee.

    The large-cap value equity portion of the Portfolio advised by Jennison is managed by Thomas Kolefas. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation.

    Edward B. Jamieson, Michael McCarthy and Aidan O'Connell manage the portion of the Portfolio assigned to Franklin. Mr. Jamieson is an Executive Vice President of Franklin and Managing Director of Franklin's equity and high yield groups. He has been with Franklin since 1987. Mr. McCarthy joined Franklin in 1992 and is a vice president and portfolio manager specializing in research analysis of several technology groups. Mr. O'Connell joined Franklin in 1998 and is a research analyst specializing in research analysis of the semiconductor and semiconductor capital equipment industries. Prior to joining Franklin, Mr. O'Connell was a research associate and corporate finance associate with Hambrecht & Quist.

    William R. Rydell, CFA, and Mark W. Sikorski, CFA, manage the portion of the Portfolio assigned to Dreyfus. Mr. Rydell is a portfolio manager of Dreyfus and is the President and Chief Executive Officer of Mellon Equity Associates LLP. Mr. Rydell has been in the Mellon organization since 1973. Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has been in the Mellon organization since 1996. Prior to joining Mellon, he managed various corporation treasury projects for Northeast Utilities, including bond refinancing and investment evaluations.

   Equity Portfolio

    Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

    Richard Sanderson, Director of Research for GE, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

    Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

   Global Portfolio

    Daniel Duane and Michelle Picker manage this Portfolio. Mr. Duane has been an Executive Vice President of Jennison since October 2000 and was previously a Managing Director of Prudential Global Asset Management. He has been managing the Portfolio since 1991. Prior to joining Prudential, he was with First Investors Asset Management where he was in charge of all global equity investments. He earned a B.A. from Boston College, a Ph.D. from Yale University and an M.B.A. from New York University. He holds a Chartered Financial Analyst (C.F.A.) designation. Michelle Picker has been a Vice President of Jennison since October 2000 and was previously a Vice President of PIC. Ms. Picker joined Prudential in 1992 and has co-managed the Portfolio since October 1997. Ms. Picker earned a B.A. from the University of Pennsylvania and an M.B.A. from New York University. She holds a Chartered Financial Analyst (C.F.A.) designation.

   Government Income Portfolio and Zero Coupon Bond Portfolio 2005

    The U.S. Liquidity Team, headed by Michael Lillard, is primarily responsible for overseeing the day-to-day management of the Portfolios. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolios' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

   High Yield Bond Portfolio

    The High Yield Team, headed by Casey Walsh and Paul Appleby, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

   Money Market Portfolio

    The Money Market Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of the Portfolio. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Portfolio's investment restrictions and policies.

   Natural Resources Portfolio

    Leigh Goehring and Mark DeFranco manage this Portfolio. Mr. Goehring, a Vice President of Jennison since September 2000, has been managing this Portfolio since 1991. Prior to joining Jennison, he was a Vice President of PIC. Mr. Goehring joined Prudential in 1986. Prior to joining Prudential, Mr. Goehring managed general equity accounts in the Trust Department at Bank of New York. He earned a B.A. from Hamilton College with a double major in Economics and Mathematics. Mr. DeFranco, a Vice President of Jennison, joined Jennison in 1998 with over 12 years of experience in the investment industry, including positions at Pomboy Capital (1995 to 1998) as a precious metals equity analyst and portfolio manager and Comstock Partners, where he was an equity analyst. Mr. DeFranco received a B.A. from Bates College and an M.B.A. from Columbia University Graduate School of Business.

   Prudential Jennison Portfolio

    This Portfolio has been managed by Messrs. Segalas and Del Balso and Ms. McCarragher of Jennison since 1999. For more information about these managers, see "Diversified Conservative Growth Portfolio" above.

   Small Capitalization Stock Portfolio

    Wai Chiang, Vice President of Prudential Investments, has managed this Portfolio since its inception in 1995. Mr. Chiang has been employed by Prudential as a portfolio manager since 1986.

   Stock Index Portfolio

    John Moschberger, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. For more information about Mr. Moschberger, see "Conservative Balanced Portfolio and Flexible Managed Portfolio" above.


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   Value Portfolio (formerly Equity Income Portfolio)

    Thomas Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. For more information about Mr. Kolefas, see "Diversified Conservative Growth Portfolio" above. For more information about Mr. Goldberg, see "Equity Portfolio" above.

    James Giblin, a Chartered Financial Analyst, will manage the portion of the Portfolio assigned to Deutsche. Mr. Giblin joined Deutsche in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

    Neil A. Kilbane will manage the portion of the Portfolio assigned to Key. Mr. Kilbane is a Senior Portfolio Manager and Managing Director for Key, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Key in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

   20/20 Focus Portfolio

    Spiros Segalas, Director, President and Chief Investment Officer of Jennison, manages the growth portion of the Portfolio. For more information about Mr. Segalas, see "Diversified Conservative Growth Portfolio" above.

    Bradley Goldberg, Executive Vice President of Jennison, manages the value portion of the Portfolio. For more information about Mr. Goldberg, see "Equity Portfolio" above.


NATURAL RESOURCES PORTFOLIO: CHANGE TO NON-DIVERSIFIED

    Shareholders of the Fund's Natural Resources Portfolio have changed this portfolio from a diversified portfolio to a non-diversified portfolio. As a non-diversified portfolio, the Natural Resources Portfolio can accumulate larger positions in single issuers. Thus, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings.

                                       8
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                                                 ANNUAL REPORT DECEMBER 31, 2000

        TABLE OF CONTENTS

3  Letter to Contract Owners
4  Commentary and Outlook

THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS
8  Conservative Balanced Portfolio
9  Diversified Bond Portfolio
10 Equity Portfolio
11 Flexible Managed Portfolio
12 Global Portfolio
13 Government Income Portfolio
14 High Yield Bond Portfolio
15 Money Market Portfolio
16 Prudential Jennison Portfolio
17 Small Capitalization Stock Portfolio
18 Stock Index Portfolio
19 Value Porftolio (Formerly Equity Income Portfolio)
20 20/20 Focus Portfolio

FINANCIAL REPORTS
A1 Financial Statements
B1 Schedule of Investments
C1 Notes to Financial Statements
D1 Financial Highlights
E1 Report of Independent Accountants

AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Government Securities Fund
   AIM V.I. International Equity Fund
   AIM V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
   Premier Growth Portfolio
   Growth and Income Portfolio
   Quasar Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Income and Growth

DAVIS VARIABLE ACCOUNT FUND, INC.
   Davis Value Portfolio

DREYFUS SOCIALLY RESOPONSIBLE GROWTH FUND, INC.
   Dreyfus Socially Responsible Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   VIP Franklin Small Cap Fund - Class I
   Templeton International Securities Fund - Class I

INVESCO VARIABLE INVESTMENT FUNDS, INC.
   INVESCO VIF - Dynamics Fund

JANUS
   Janus Aspen Series - Aggressive Growth Portfolio
   Janus Aspen Series - Growth and Income Portfolio
   Janus Aspen Series - Worldwide Growth Portfolio

JOHN HANCOCK DECLARATION TRUST
   V.A. Bond Fund

MFS VARIABLE INSURANCE TRUST
   MFS Bond Series
   MFS Emerging Growth Series
   MFS Growth Series
   MFS Growth With Income Series
   MFS Total Return Series

WARBURG PINCUS TRUST
   Emerging Growth Portfolio

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. It is for the information of persons participating in the Discovery PremierSM Group Retirement Annuity Contracts. This report describes the Discovery Premiersm Group Variable Annuity Contracts*, group variable annuity contracts offered by The Prudential Insurance Company of America ("Prudential"), a mutual life insurance company, in connection with retirement arrangements that qualify for federal tax benefits under sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986 and with non-qualified annuity arrangements.

Discovery Premier Group Retirement Annuity     ANNUAL REPORT   DECEMBER 31, 2000

  LETTER TO CONTRACT OWNERS


[DAVID R. ODENATH, JR. PHOTO]
CHAIRMAN
DAVID R. ODENATH, JR.

"This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach."



DEAR CONTRACT OWNER:

This annual report reviews the performance of the portfolios in your variable annuity contract available through Prudential.


LOOKING BACK

The year 2000 will long be remembered as one of the more intriguing years in market history. Inflationary concerns, Fed rate hikes, uncertainty regarding the state of corporate profits in the face of an economic slowdown, and concern regarding the presidential election all contributed to extreme levels of equity market volatility. When all was said and done, the Standard & Poor's 500 Composite Stock Price Index, a general measure of stock performance, had posted its first negative return since 1994.

Likewise, the bond market offered up a surprise of its own. After a weak start, the market experienced a mid-year reversal of fortune in the wake of a slowing economy. Inflation became less of a concern, and the Fed chose to hold interest rates steady for the remainder of the year. Bond prices rallied. By the time the year drew to a close, bonds had outperformed stocks for the first time in seven years.


REMAIN FOCUSED ON THE BIG PICTURE

This year's market gyrations have once again demonstrated the importance of maintaining a diversified portfolio and taking a long-term investment approach. While dramatic market gains and losses can generate headlines, reacting to short-term events is not recommended. It is best to look past short-term events and focus on your longer-range financial goals.


SEEK HELP FROM A FINANCIAL PROFESSIONAL

Investors who do focus on short-term events often find that their portfolios drift too much in the direction of a particular asset class. If, over the past year, you feel this has happened to you, consider contacting your financial professional. He or she can help you reevaluate your current portfolio, and determine if adjustments are necessary to bring it back in line with your individual long-term goals and level of risk tolerance.


Sincerely,


/s/ DAVID R. ODENATH, JR.

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.                                January 31, 2001



CHANGES TO YOUR FUND

During the month of December, we mailed Proxy Notification packets to Contract Owners invested in The Prudential Series Fund, Inc. as of November 17, 2000. Attached to this Annual Report, you will find a supplement which summarizes the changes that were voted on and approved at the Special Meeting of Shareholders on January 31, 2001. Please note that although this information has been included in the Annual Report, it is a supplement to the Prudential Series Fund prospectus, and as such should be considered a separate and distinct document.


The views expressed are as of January 31, 2001, and are subject to change based on market and other conditions.

Discovery Premier Group Retirement Annuity     ANNUAL REPORT   DECEMBER 31, 2000

  EQUITY COMMENTARY


PERFORMANCE OF U.S. MARKET SECTORS
THROUGH DECEMBER 31, 2000
[BAR GRAPH]

One Year
Technology                      -38.8%
Energy                           14.1%
Capital Bonds                     3.5%
Utilities                        59.7%
Communication Services          -38.8%
Basic Materials                 -12.5%
Consumer Cyclicals              -20.2%
Healthcare                       35.9%
Consumer Staples                  5.3%
Financials                       28.1%
Transportation                   18.5%


S&P 500 INDEX SECTOR WEIGHTINGS
THROUGH DECEMBER 31, 2000
[BAR GRAPH]

Technology                       21.8%
Financials                       17.3%
Healthcare                       13.4%
Consumer Staples                 11.5%
Capital Goods                     8.6%
Consumer Cyclicals                7.0%
Energy                            6.4%
Communication Services            9.9%
Utilities                         3.8%
Basic Materials                   3.1%
Transportation                    0.7%

Source: Standard & Poor's as of December 31, 2000. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

2000 MARKS A CORRECTION IN 1999'S IMBALANCED GAINS

Over the 12 months ended December 31, 2000, the S&P 500 Composite Stock Price Index dropped just over 9%. It has been 20 years since we have seen a decline even close to this magnitude, but the fall was focused in a few sectors. This year's decline represents a correction to 1999's imbalanced gains. Technology, which dominated the market in 1999, came in last in 2000. Conversely, in this declining market, the S&P 500 Financials Index gained 26%, the Healthcare Index gained 36%, and the Utilities Index gained 60%. Together with the much smaller Transportation Index (up 19%), these were among the poor performers in 1999. The Wilshire REIT Index (real estate), which also had a poor 1999, rose 22% in 2000.

Among the developed country stock markets, only Switzerland, Canada, and Denmark had positive overall returns in U.S. dollars, although Australia, Canada, and several European countries had significantly positive returns in their local currencies. Among emerging market countries, only Israel, Venezuela, and the Czech Republic managed a positive return in dollars.


HOW THE SECTORS PERFORMED

- Because investments were cut back when oil was cheap, we had oil and natural gas shortages in 2000. Similarly, low investment in new electricity-generating capacity, together with accidents of nature, resulted in severe power shortages in 2000. There were financial gains for companies that had access to natural gas supplies or electricity-generating capacity, and for those involved in oil and gas exploration and production. The utility sector was the best performer of 2000, and the S&P Energy Index also had a double-digit stock return (14%).

- Healthcare service companies--HMOs and hospital managers--had been squeezed by reimbursement issues, but their return to profitability pushed the share returns of these S&P 500 industry groups to 86% and 62%, respectively. The healthcare sector overall gained 36%.

- Slowing capital markets hurt large banks and investment brokerages, but savings and loans were the year's second-best performing S&P 500 industry group (up 90%). S&Ls benefited from a strong housing market and from the likelihood of lower interest rates. Both they and insurance companies can benefit from rising prices on their bond portfolios. Some insurance companies also saw considerable pricing improvement in 2000.

- Technology stocks suffered partly from a painful correction of their strong performance in 1999. Moreover, heavy spending on technology in 1999--including telecommunications equipment--left many customers with no pressing need to upgrade further.

- Two economically sensitive sectors--consumer cyclicals and basic materials-- suffered from the growing perception that the U.S. economy was slowing. The retail apparel group--a consumer cyclical--was among the year's worst performers. Metal stocks also were near the bottom of the market. However, investors tend to act in anticipation of future events, and basic materials stocks--particularly forest products and aluminum--had large upward bounces in the fourth quarter.

- In 2000, investors began to fear that communications services companies had overinvested and that many markets may have become saturated. The S&P 500 Long-Distance Telephone Company Index declined 70% over the year.

Discovery Premier Group Retirement Annuity     ANNUAL REPORT   DECEMBER 31, 2000

  EQUITY OUTLOOK


COMBINATION OF FACTORS HURT 2000 MARKET

Trying to stabilize economic growth is hampered by the long delay between any action taken and measurable signs of its impact. Nonetheless, economic growth was smoother in the second half of the twentieth century when central banks were more aggressive than in the first, and we are currently in the longest period of uninterrupted growth in U.S. history.

However, one of the factors driving the stock market excesses of 1999 was a huge increase in the money supply that the Federal Reserve (the Fed) engineered in order to lubricate any difficulties about the turn of the millennium. The economy also was being stimulated by corporate investments in inventory and equipment, done with the same intention. These combined factors produced a burst of economic activity and profit growth, and an investor enthusiasm for technology stocks that drove some prices well above levels justified by reasonable expectations of future profits. Unfortunately, as the Fed pulled back on the throttle in 2000 and inventories were being burned off, oil prices rose. This combination of dampening factors produced a more rapid slowing than anyone wanted.


FOCUS ON THE FUNDAMENTALS

Earnings forecasts are coming down rapidly, and investors are not likely to continue to pay the very high multiples of earnings they did in 1999. Nonetheless, share prices at year-end were low, according to our quantitative team, with most analysts still forecasting profitable growth. Investment success will likely come to those who pay close attention to both realistic earnings projections in the slowing economy and to share prices.

In the United States, the healthcare sector is still realizing benefits from consolidation, market growth, and new technologies. The financial sector can benefit from falling interest rates, although lenders can be hurt by their credit exposure. The Fed's half-percentage-point drop in short-term rates on January 3, 2001 was very favorable. It indicated that the Fed will act to forestall a recession, and it made stocks more attractive relative to bonds.


OUTLOOK POSITIVE FOR GLOBAL STOCKS

Globally, the decline of the euro in 2000 is like a coiled spring under the prices of euro-denominated stocks. In late November, that currency began what appears to be a firm upward move. This could supplement any gains from the ongoing long-term positive changes in Europe. In addition, European economic growth in 2001 may outpace that in the United States.

Discovery Premier Group Retirement Annuity     ANNUAL REPORT   DECEMBER 31, 2000

  BOND COMMENTARY


PERFORMANCE OF FIXED-INCOME MARKET
INDEXES THROUGH DECEMBER 31, 2000
[BAR GRAPH]

One Year
Global U.S. dollar Index                          1.40%
U.S. Mortgage-Backed Securities                  11.10%
Emerging Markets                                 13.73%
U.S. Treasuries                                  13.53%
U.S. Aggregate Index                             11.53%
U.S. Corp. Investment Grade                       8.38%
U.S. Municipals                                  11.88%
U.S. Corporate High Yields                       -5.00%

Source: Lehman Brothers as of December 31, 2000. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

U.S. BOND MARKET TROUNCED STOCK MARKET

Whatever else the year 2000 will be remembered for, Wall Street will recall that the U.S. investment-grade bond market handily outperformed the stock market. The Lehman Brothers U.S. Aggregate Bond Index returned 11.6% in 2000 versus -9.10% for the Standard & Poor's 500 Composite Stock Price Index. The bond market triumph appears more impressive when one considers that U.S. Treasury securities maturing in 20 years or longer returned 21.5% for the year, based on the Lehman Brothers U.S. Treasury Bond Index.

The performance of the equity and fixed-income markets diverged as signs of economic weakness that pressured stock prices boosted prices of Treasuries and other high-quality bonds. The Federal Reserve (the Fed) had increased short-term interest rates six times between June 1999 and May 2000. Raising rates discourages bank lending, which cuts the amount of money available for business expansion and consumer spending. In this way, the Fed tried to slow U.S. economic growth and prevent a build-up in inflation.

By June 2000, the Fed's method was clearly working. Reports indicated that the cumulative effect of repeated rate hikes was reining in the economic expansion. As the economy lost steam, companies reported earnings disappointments, the unemployment rate crept higher, and consumer confidence slid. Meanwhile, bond investors looked ahead to a time when the Fed would cut rates to bolster economic growth. As a result, they accepted lower yields on Treasuries and other investment-grade bonds, driving bond prices higher.


INVESTOR DEMAND PROMPTS TREASURY RALLY

Besides the outlook for lower short-term rates, prices of Treasuries rallied strongly as a shrinking supply of these securities met with strong investor demand. The supply of Treasuries declined as growing federal budget surpluses reduced the federal government's need to borrow money through issuance of Treasuries. Therefore, the federal government issued fewer Treasuries and also bought back $30 billion of them.

The relative scarcity and safety of Treasuries boosted demand for them, helping Treasuries dramatically outperform other sectors of the taxable U.S. bond market, particularly high-yield corporate (or junk) bonds.

Junk bonds were the only sector of the U.S. fixed-income market to post a negative return in 2000. Concern that the slumping economy would hurt the ability of companies to pay interest and principal on their debt securities sapped demand for corporate bonds, especially junk bonds. As the junk bond default rate climbed in 2000, investors drove junk bond prices lower, which boosted the average yield in that sector to its highest level since 1991 as measured by the Lehman Brothers High Yield Bond Index.

Discovery Premier Group Retirement Annuity     ANNUAL REPORT   DECEMBER 31, 2000

  BOND OUTLOOK


BUYING OPPORTUNITIES EXIST FOR HIGH-YIELD BONDS

Unlike the proverbial rising tide that lifts all boats, the U.S. bond market rally of 2000 produced double-digit returns in some sectors, but failed to bolster prices of most high-yield corporate bonds (or junk bonds). In fact, prices of many junk bonds declined sharply, prompting risk-averse investors to flee the sector. Nevertheless, we believe investors with strong analytical abilities and a tolerance for risk can find good buying opportunities in 2001 among junk bonds, and to a lesser extent, among investment-grade corporate bonds.

A closer look at the high-yield market reveals that bonds rated BB--the highest ratings category--returned 4.0% in 2000, based on the Lehman Brothers High Yield Bond Index. However, because prices of bonds rated single-B and below fell dramatically, the Lehman Brothers High Yield Bond Index overall returned -5.9% for 2000. This largely bearish response to the high-yield market in 2000 may be a signal that 2001 is an opportune time to buy. However, if corporate earnings remain under pressure and U.S. economic growth slows more than expected, the junk bond default rate could climb further in 2001, potentially constraining the performance of high-yield bonds.


FED COURSE A POSITIVE FOR HIGH-YIELD BONDS

Out of concern for the economy, the Fed surprised financial markets early in January 2001 with a half-percentage-point reduction in the federal funds rate (the rate that U.S. banks charge each other for overnight loans). The move, which lowered the key rate to 6.0%, marked the first time since 1998 that the Fed had eased monetary policy between its regularly scheduled meetings.

The aggressiveness and unusual timing of the Fed's move in 2001 and indications that more rate cuts may follow show that the central bank plans to do all it can to keep the decade-long economic expansion on track. We find such determination encouraging, particularly if it helps improve investor sentiment toward riskier assets. A more favorable attitude could eventually restore liquidity and stability to the high-yield market.

We look to newly issued bonds in selected sectors of the high-yield market for some of the best investment opportunities. Today's tougher underwriting standards mean that newly issued junk bonds will likely stand the test of time better than some bonds issued during the late 1990s when liberal underwriting practices allowed too many lower-tier companies to borrow in the fixed-income market.


MORE MODEST RETURNS FORECAST FOR REST OF BOND MARKET

In contrast to our guarded optimism toward the high-yield market, most of the good news may already be factored into the prices of U.S. Treasuries, federal agency securities, asset-backed securities, mortgage-related securities, and municipal bonds. For example, financial market participants have already anticipated extensive cuts in short-term rates by the Fed in 2001. Consequently, we believe these sectors of the U.S. bond market, which produced double-digit returns in 2000, may produce substantially more modest returns in 2001.


The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

================================================================================
Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock. Since 1875, Prudential has been helping individuals and families meet their financial needs.


================================================================================

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of annual and semi-annual reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report for the Contracts listed on the cover, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the back cover of this report should be used to request additional copies. Proxy material and tax information will continue to be sent to each account of record.



The Prudential Insurance Company of America                            PRSRT BPM
30 Scranton Office Park                                             U.S. POSTAGE
Scranton, PA 18507-1789                                                     PAID
(800) 458-6333                                                      PERMIT #8048
                                                                    NEW YORK, NY



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